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                                                                   EXHIBIT 10.14

                               CUSTODIAL AGREEMENT

         This CUSTODIAL AGREEMENT (the "Agreement") is entered into as of January 7, 2003, by and among OMI NOTE TRUST 2003-A, a Delaware business trust (the "Issuer"), each person identified as an "Debtor" in a Joinder Supplement executed pursuant hereto (together with the Issuer, the "Debtors"), CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as agent under the Note Purchase Agreement referred to below (together with its successors in such capacity, the "Note Agent"), OAKWOOD ACCEPTANCE CORPORATION, LLC, individually ("OAC"), as Seller (together with its successors in such capacity, the "Seller") and Subservicer (together with its successors in such capacity, the "Subservicer"), OAKWOOD SERVICING HOLDINGS CO., LLC ("OSHC"), as Servicer (together with its successors in such capacity, the "Servicer"), JPMORGAN CHASE BANK, as the custodian hereunder (together with its successors in such capacity, the "Custodian") and as Indenture Trustee under the Indenture referred to below (together with its successors in such capacity, the "Indenture Trustee") and each person identified as a "Secured Party" in a Joinder Supplement executed pursuant hereto (together with the Indenture Trustee, the "Secured Parties"). All capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Sale and Servicing Agreement.

                              W I T N E S S E T H:

         WHEREAS, OAC originates loans financing the purchase of manufactured housing pursuant to (a) installment sales contracts secured by first priority liens on the manufactured housing sold or (b) promissory notes secured by mortgages or deeds of trust on such manufactured housing and the real property on which such manufactured housing is or will be located, and indirectly assigns such loans, contracts, notes, mortgages, deeds of trust and collateral to the Issuer; and

         WHEREAS, pursuant to the Class A Note Purchase Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), among the Purchasers parties thereto, the Note Agent, OAC, as Seller and as Subservicer, OSHC, as Servicer, Ginkgo Corporation, as Transferor (together with its successors in such capacity, the "Transferor"), Oak Leaf Holdings, LLC, as Depositor (together with its successors in such capacity, the "Depositor"), and the Issuer, Purchasers have agreed to purchase interests in the Class A Notes from the Issuer to provide financing for the purchase by the Issuer of retail installment sale contracts for certain manufactured housing and of certain mortgage loans;

         WHEREAS, pursuant to the Sale and Servicing Agreement, dated as of the date hereof (the "Sale and Servicing Agreement"), among the Seller, the Servicer, the Subservicer, the Depositor, the Transferor, JPMorgan Chase Bank, as Backup Servicer, Indenture Trustee and

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Custodian, the Seller has transferred to the Transferor, the Transferor has transferred to the Depositor, and the Depositor has transferred to the Issuer, such retail installment sale contracts and mortgage loans;

         WHEREAS, pursuant to the Indenture, dated as of the date hereof (the "Indenture"), between the Issuer and the Indenture Trustee, the Issuer has granted to the Indenture Trustee a security interest in, among other things, all of the Receivables and the related Files (as defined therein) for the purpose of securing the due and punctual payment of all amounts due from the Issuer under the Notes issued pursuant thereto;

         WHEREAS, pursuant to the Sale and Servicing Agreement, the Seller has agreed to deliver certain Files to the Custodian;

         WHEREAS, the Indenture Trustee desires that the Custodian hold certain Files and other documents related thereto as Custodian for, and bailee of, the Indenture Trustee;

         WHEREAS, each other Secured Party executing any Joinder Supplement desires that the Custodian hold certain Files and other documents related thereto as Custodian for, and bailee of, such Secured Party;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. DEFINITIONS. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the following meanings:

                  "Bailee Letter" shall mean a letter substantially in the form of Exhibit B attached hereto, accompanying a shipment of Contract Files or Mortgage Loan Files by the Custodian to another Person.

                  "Contract" shall mean each retail installment sales contract and security agreement or installment loan agreement and security agreement that has been executed by an obligor and pursuant to which such obligor (i) purchased the manufactured home described therein, (ii) agreed to pay the deferred purchase price or amount borrowed, together with finance charges, as therein provided in connection with such purchase or loan, (iii) granted a security interest in such manufactured home to the originator of such contract and (iv) undertook to perform certain other obligations as specified in such contract or loan agreement.

                  "Delivery Letter" shall mean a letter substantially in the form of Exhibit C hereto.

                  "Documents" means all documents contained in a File.

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                  "Files" shall mean all files delivered by the Seller to the
Custodian pursuant to this Agreement.

                  "Joinder Supplement" shall mean an instrument substantially in the form of Exhibit A hereto.

                  "Mortgage Loan" shall mean each mortgage loan secured by a first lien on a one- to four-family residential real property (which may be the real estate to which a manufactured home is deemed by the Seller to have become permanently affixed).

                  "Security Document" shall mean, with respect to the Issuer and the Indenture Trustee, the Indenture, and with respect to any other Debtor or Secured Party, the instrument identified as such in the related Joinder Supplement.

                  SECTION 2.        POSSESSION OF FILES BY THE CUSTODIAN.

                  (a) GRANT OF SECURITY INTEREST. Each Debtor hereby confirms that it has granted to the related Secured Party, an ownership or a security interest in, among other property, all Contracts and Mortgage Loans in which it has an interest as to which Files are now or hereafter held by the Custodian under the provisions of this Agreement, all related Documents, and certain proceeds thereof as security for the obligations owing by such Debtor to the related Secured Party under the related Security Document. The Custodian shall hold the Files delivered by or on behalf of any Debtor and all documents contained therein (i) in trust for, and as agent and bailee of, the related Secured Party, (ii) for purposes of conveying or perfecting such Secured Party's ownership or security interest therein and, in the case of the transfers pursuant to the Sale and Servicing Agreement, conveying or perfecting the ownership interests or security interests of the Transferor and the Depositor,
(iii) to restrict the possession thereof by any other Person except as permitted in accordance with the terms of this Agreement and the related Security Document, and (iv) subject to and in accordance with the terms and provisions of this Agreement.

                  (b)      CUSTODY.

                           (i) All Files relating to any Receivable held by the Custodian under this Agreement shall be placed by the Seller or Servicer in a separate file for each Receivable, properly fastened or secured, and delivered to the Custodian with a document identifying the obligor to which such File relates. Additional Documents may be delivered to the Custodian from time to time in connection with a File already in its possession.

                           (ii) All Files shall be kept in an office of the Custodian located in the State of Texas. All Files shall be kept at all times when in the Custodian's possession in a specific secured room, or in a specific area of a secured room

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                  which is separate and clearly identifiable from the rest of such room, of the Custodian as such room or area is designated by the Custodian (the "Title Room"), and shall only be removed therefrom in accordance with the terms of Section 4 hereof. All Files held by the Custodian will be maintained in a fire resistant room similar to such fire resistant rooms used by other Custodians, under its exclusive custody and control, and segregated from all similar documents held by the Custodian which are not related to the Files held by the Custodian under this Agreement. The Custodian shall undertake such internal control measures and other procedures as shall be reasonably requested by any Secured Party or the Note Agent from time to time with respect to the Title Room and the custody of the Files.

                  (c) INVENTORY OF FILES. At the time of shipment by the Seller or Servicer to the Custodian of any Files or Documents related to a Contract or Mortgage Loan, the Seller, the Servicer or the related Debtor shall also ship a list (the "File List") of (i) the related Contract and/or Mortgage Loan file numbers, (ii) the original principal balance of such Contract or Mortgage Loan, and (iii) the name of the related obligor. The Custodian shall check the documents in the Files delivered pursuant to this Agreement and certify to the Seller, the Servicer, the related Debtor, and the related Secured Party (with a copy, in the case of the Indenture Trustee, to the Note Agent) in writing within 48 hours after delivery of the Files and related File List, that based on its examination of such Files, the information set forth on the related File List respecting each such File is accurate and that all "Required Documentation" (as defined in the Sale and Servicing Agreement or, with respect to any Files of any Debtor other than the Issuer, as defined in the related Joinder Supplement or Security Document), other than any flood insurance policy, has been received with respect to the Contracts or Mortgage Loans listed on the File List, and in so doing the Custodian may rely on the purported due execution and genuineness of any signature thereon and on the Servicer's certification of the definition of Required Documentation with respect to any particular File. If within such 48-hour period the Custodian finds any document constituting a part of a File not to have been executed or received or to be unrelated to the Receivables identified in said File List or, if in the course of its review, the Custodian determines that such File is otherwise defective in any material respect, the Custodian shall promptly upon the conclusion of its review notify the related Secured Party (with a copy, in the case of the Indenture Trustee, to the Note Agent), the related Obligor and the Seller.

                  (d) POSSESSION OF FILES. Without any limitation of Sections 2(a) or (b) hereof, following the Custodian's receipt of each File the Custodian shall retain possession and custody thereof, subject to the terms of this Agreement, for the exclusive benefit of, in trust for, and as bailee and agent of, the related Secured Party and for purposes (i) of perfecting the related Secured Party's ownership or security interest therein, to the extent available under applicable law, and (ii) of restricting the possession thereof by any Person except as permitted in accordance with the terms of this Agreement, until and unless such security interest in any

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Contract or Mortgage Loan is released pursuant to the terms of Section 4 hereof.
Upon such receipt the Custodian shall also make appropriate notations in the Custodian's books and records reflecting that the File is owned or has been pledged to the related Secured Party and that the related Secured Party has acquired and holds an ownership or a security interest therein. Notwithstanding any other provisions of this Agreement, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, that it might otherwise have against all or any Documents or the proceeds thereof.

                  SECTION 3.        RELEASE OF FILES BY THE CUSTODIAN.

                  (a) TO A SECURED PARTY. The Custodian is hereby authorized and directed, at any time and from time to time, to deliver to a Secured Party or to such Secured Party's designee all or any of the Files held by the Custodian for the benefit of such Secured Party, upon receipt by the Custodian of a duly executed and completed Delivery Letter. No Secured Party shall furnish a Delivery Letter to the Custodian except upon the occurrence and during the continuance of an event that under the related Security Document entitles the Secured Party to dispose of the related Receivables. Within two (2) Business Days following the Custodian's receipt of a Delivery Letter for the Files that are being delivered, the Custodian shall send the applicable Files to such Secured Party or its designee. The Seller shall make such alterations and endorsements to the Files and Documents therein and execute such documents and instruments, at the Seller's expense, to the extent and as may be determined by such Secured Party to be necessary to reflect the delivery of the Files and Documents therein to such Secured Party or its designee. All Files or other documents to be delivered by the Custodian to a Secured Party or its designee shall be delivered at its direction in person, by reputable overnight courier, or deposited with the United States Postal Service, by registered mail, postage prepaid, addressed to the addressee specified in the Delivery Letter or by other means agreed upon between such Secured Party and the Custodian.

                  (b) TO A DEBTOR OR THE SERVICER FOR FORECLOSURE OR SERVICING. From time to time, and as appropriate for, and only for, the foreclosure or servicing of any of the Contracts and Mortgage Loans, the Custodian is hereby authorized to release to the Servicer from the Title Room and its custody hereunder Files and Documents specified in a Servicing Request for Release delivered pursuant to the following sentence. All Files or other documents to be delivered by the Custodian to the Servicer, shall be shipped by the Custodian to the Servicer within two (2) Business Days after receipt by the Custodian from the Servicer of a Servicing Request for Release in the form of Exhibit D hereto (a "Servicing Request for Release"). Such shipment shall be made at the Servicer's direction in person, by reputable overnight courier, or deposited with the United States Postal Service, by registered mail, postage prepaid, addressed to the addressee specified in the request for release or by other means agreed upon between the Servicer and the Custodian.

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                  (c)      TO A POTENTIAL TRANSFEREE.

                           (i) The Custodian is hereby authorized and directed from time to time, upon written request duly executed by the Servicer and consented to by the related Secured Party (a "Request for Conditional Release"), to release and ship any of the Files or the Documents which are held for the benefit of such Secured Party and which are specified in such Request for Conditional Release to any Person designated in such Request for Conditional Release (a "Potential Transferee").

                           (ii) Within two Business Days following the Custodian's receipt of a Request for Conditional Release, the Custodian shall deliver the Files or Documents specified in such Request for Conditional Release to the Potential Transferee (or its designee) under a Bailee Letter, a copy of which shall be delivered to the related Secured Party. All Files or Documents to be delivered by the Custodian to any Potential Transferee or its designee shall be delivered at the related Debtor's direction and expense in person, by reputable overnight courier, or deposited with the United States Postal Service, by registered mail, postage prepaid, addressed to the Potential Transferee or its designee or by other means agreed upon between the related Debtor and Secured Party.

                  (d) PAYOFF. From time to time the Custodian shall release Files with respect to Contracts and Mortgage Loans from its custody and the bailment established hereunder to the Servicer upon payment by the obligors on such Contracts and Mortgage Loans upon receipt of from the Servicer of a Servicing Request for Release with respect thereto, specifying the Contracts or Mortgage Loans as to which Files are to be delivered. The Custodian shall ship such Files to the Servicer within two (2) Business Days of its receipt of the related Servicing Request for Release, such shipment to be made in the manner agreed upon by the Servicer and the Custodian.

                  (e) TERMINATION. If Custodian is furnished with written notice and satisfactory evidence from the related Secured Party in the form of Exhibit E hereto that all of the obligations of a Debtor have been satisfied, Custodian shall release to such Debtor the Files relating to such Debtor and Secured Party.

                  SECTION 4.        REGARDING THE CUSTODIAN.

                  (a) The Custodian undertakes to perform only such duties as are expressly set forth herein.

                  (b) The Custodian may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Custodian

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shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Custodian shall have no duty to verify the authenticity, genuineness or conformity to the requirements of this Agreement or any Security Document of any Contracts or related documents delivered to it hereunder, or to determine whether the materials included in any File conform to the requirements hereof or of any Security Document.

                  (c) The Custodian shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Custodian's willful misconduct was the primary cause of any loss to the Seller, the Servicer, a Debtor or a Secured Party. In the administration of the custodial account hereunder, the Custodian may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Custodian shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

                  (d) The Servicer hereby agrees to (i) pay the Custodian upon execution of this Agreement reasonable compensation for the services to be rendered hereunder, as described in Schedule II attached hereto, and (ii) pay or reimburse the Custodian upon request for all expenses, disbursements and advances, including reasonable attorney's fees, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Agreement.

                  (e) The Servicer agrees to indemnify and hold the Custodian and its directors, officers, agents and employees (collectively the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees and expenses ("Losses") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which the Custodian is authorized to rely pursuant to the terms of this Agreement.

                  (f) In addition to and not in limitation of paragraph (e) immediately above, the Servicer also agrees to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of the Custodian's performance under this Agreement, provided the Indemnitees have not acted in bad faith or with gross negligence or engaged in willful misconduct.

                  (g) The duties and responsibilities of the Custodian hereunder shall be determined solely by the express provisions of this Custodial Agreement, and no other or further duties or responsibilities shall be implied. The Custodian shall not have any liability under, nor duty to inquire into the terms and provisions of, any agreement or instructions, other than as specifically required by this Agreement.

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                  (h)      The Custodian shall not incur any liability for
following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto.

                  (i) In the event that the Custodial shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall so advise the other parties hereto and shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in custody until it shall be directed otherwise in writing by all of the other parties hereto or by a final order judgment of a court of competent jurisdiction.

                  (j) Any corporation or association into which the Custodian in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Custodian in its individual capacity shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of the Custodian in its individual capacity may be sold or otherwise transferred, shall be the Custodian under this Agreement without further act other than the execution by the successor of an assignment and assumption of this Agreement where the same is not effected by operation of law.

                  (k) Anything in this Agreement to the contrary notwithstanding, in no event shall the Custodian be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  SECTION 5. RIGHT OF INSPECTION BY SECURED PARTY. Upon reasonable written notice to the Custodian, a Secured Party or its duly authorized representatives (which, in the case of the Indenture Trustee, shall include the Note Agent) may at any time, during ordinary business hours, inspect and examine the related Files (and the contents thereof) in the possession and custody of the Custodian at the Title Room and any such other place or places, if any, where such Files are deposited.

                  SECTION 6. TERMINATION OF AGREEMENT. This Agreement shall become effective on and as of the date hereof and shall terminate upon the Custodian's receipt of written notice of termination signed by the Seller, the Servicer, each Debtor, and each Secured Party, and in any event only following delivery of all Files then held by the Custodian to the related Secured Party or its designee or, if authorized in writing by the related Secured Party, to the Servicer or the related Debtor. Any Secured Party may terminate this Agreement solely with respect to such Secured Party and the related Debtor by delivering written notice to such effect to the Custodian; upon any such termination, the Custodian shall deliver the related Files to such Secured Party or its designee or, if authorized in writing by the related Secured Party, to the Servicer or the related Debtor.

                  SECTION 7.        RESIGNATION AND REMOVAL OF THE CUSTODIAN.

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                  (a)      APPOINTMENT. Each of each Debtor, the Seller, the
Servicer, each Secured Party and the Note Agent hereby appoints and designates JPMorgan Chase Bank to serve as Custodian hereunder until its resignation or removal in accordance with the terms of this Section 7; it being understood and agreed hereunder that, with respect to any particular File or Document, the Custodian shall be the agent solely of the related Secured Party.

                  (b) RESIGNATION. The Custodian shall have the right, with or without cause, to resign as Custodian under this Agreement upon 60 days' prior written notice to the Note Agent, each Secured Party, the Seller, the Servicer and each Debtor.

                  (c) REMOVAL. With or without cause, the Servicer, with the written consent of t he Note Agent and each Secured Party, may remove and discharge the Custodian from the performance of its duties under this Agreement, by five (5) days, written notice to the Custodian.

                  (d) APPOINTMENT OF SUCCESSOR CUSTODIAN; TRANSFER OF FILES AS TO CONTRACTS AND MORTGAGE LOANS. From and after the date of delivery of notice of resignation or removal of the Custodian, the Servicer shall have thirty (30) days in which to appoint and designate a successor acceptable to the Secured Parties and the Note Agent, and the Custodian shall deliver all Files and proceeds thereof held by it to the Person so designated within five (5) days following delivery to the Custodian of written notice from the Servicer setting forth the name and address of the successor Custodian. Any successor Custodian shall enter into a Custodial Agreement with the Seller, the Servicer, the Debtors, the Note Agent and the Secured Parties having terms, conditions and obligations substantially similar to the terms, conditions and obligations set forth in this Agreement. If the Servicer fails to designate a successor Custodian acceptable to the Note Agent and the Secured Parties within such 30-day period, then the Custodian may apply to a court with competent jurisdiction to appoint a successor. The Custodian shall continue to act as Custodian under this Agreement until it delivers the Files and proceeds thereof held by it to a duly appointed successor Custodian. Neither the Note Agent nor any Secured Party shall be responsible for the fees of any successor Custodian, all such fees to be paid by the Servicer.

                  SECTION 8. FIDELITY INSURANCE. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement, Bankers Blanket Bond Insurance (Form #24 or the equivalent). All such insurance shall be with standard coverage and subject to deductibles as is customary for insurance typically maintained by banks which act as custodian in similar transactions. A certificate of an officer of the Custodian as to each such policy shall be furnished upon written request.

                  SECTION 9. LOST DOCUMENTS. The Custodian shall not have any liability to any Debtor, the Seller, any Secured Party or the Servicer on account of any Documents delivered or released pursuant to this Agreement which are lost in the course of such delivery or release so long as such Documents were at the time of such loss in the possession of a courier service

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selected by the Servicer. In no event shall any Secured Party or the Note Agent have any liability to any Debtor, the Custodian, or the Servicer on account of such lost Documents.

                  SECTION 10. NOTICES. Any notice, request, demand or consent, required or permitted by this Agreement shall, except as otherwise provided in this Agreement, be in writing and shall be effective and deemed delivered only when received by the Person to which it is sent. Any such notice, demand or consent shall be delivered in person or transmitted by a recognized private courier service or sent by telecopy (with a hard copy to be mailed first class the same day) or deposited with the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed as follows, unless such address is changed by written notice hereunder:

                  (A)  If to the Note Agent: Credit Suisse First Boston
                                             New York Branch
                                             11 Madison Avenue
                                             New York, NY  10010
                                             Attention:  Asset Finance Dept.
                                             Telecopier: 212-325-6677

                  (B)  If to the Issuer:     OMI Note Trust 2003-A
                                             c/o Wilmington Trust Company
                                             Rodney Square North
                                             1100 N. Market Street
                                             Wilmington, DE 19890
                                             Attention: Corporate Trust
                                             Administration//
                                             OMI Note Trust 2003-A
                                             Telecopier No.: (302) 651-8882

                  (C)  If to the Seller
                       or the Subservicer:   Oakwood Acceptance Corporation, LLC
                                             7800 McCloud Road
                                             Greensboro, NC 27409-9634
                                             Attention:  Treasurer
                                             Telecopier No.: (336) 664-3224

                                             and

                                             P.O. Box 27081
                                             Greensboro, NC 27425-7081

                  (D)  If to the Servicer:   Oakwood Servicing Holdings Co., LLC

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                                             7800 McCloud Road
                                             Greensboro, NC 27409-9634
                                             Attention:  Treasurer
                                             Telecopier No.: (336) 664-3224

                                             and

                                             P.O. Box 27081
                                             Greensboro, NC 27425-7081

                  (E)  If to the Indenture
                       Trustee:              JPMorgan Chase Bank
                                             4 New York Plaza, Floor 6
                                             New York, NY  10004
                                             Attn: Institutional Trust Services
                                             Tel:  212-____________
                                             Telecopier:  212-623-5932

                  (F)  If to the Custodian:  JPMorgan Chase Bank
                                             1111 Fannin Street, 12th floor
                                             Houston, TX 77002
                                             Attn: Custody Manager
                                             [Tel:  713-427-6425]
                                             Telecopier:  713-427-6420

The address for any other Debtor or Secured Party shall be set forth in the related Joinder Supplement.

                  SECTION 11. NO ASSIGNMENT OR DELEGATION BY THE CUSTODIAN. The Custodian shall not assign its rights, benefits or privileges hereunder nor delegate or appoint any other Person to perform or carry out its duties, responsibilities or obligations under this Agreement except in its ordinary course of business.

                  SECTION 12. CONTROLLING LAW. This Agreement and all questions relating to validity, interpretation, performance and enforcement, shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York.

                  SECTION 13. AGREEMENT FOR THE EXCLUSIVE BENEFIT OF PARTIES. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy or claim upon any other Person whatsoever.

                  SECTION 14. ENTIRE AGREEMENT. This Agreement contains the entire agreement

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among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof, including any prior custodial agreements. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by all the parties hereto.

                  SECTION 15. EXHIBITS. All Exhibits referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

                  SECTION 16. INDULGENCES, NOT WAIVERS. Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the parties asserted to have granted such waiver.

                  SECTION 17. TITLES NOT TO AFFECT INTERPRETATION. The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

                  SECTION 18. PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

                  SECTION 19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same document.

                  SECTION 20. IDENTIFICATION. This Agreement is the Custodial Agreement referred to in the Note Purchase Agreement, the Indenture and the Sale and Servicing Agreement.

                  SECTION 21. CONSENT TO JURISDICTION; OTHER WAIVERS. (a) IN THE EVENT THAT ANY ACTION, SUIT OR OTHER PROCEEDING IS BROUGHT AGAINST ANY PARTY HERETO TO ENFORCE THE OBSERVANCE OR PERFORMANCE OF ANY OF THE PROVISIONS OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE COLLECTION OF ANY AMOUNTS OWING HEREUNDER, EACH PARTY HERETO HEREBY IRREVOCABLY (i) CONSENTS TO THE EXERCISE OF JURISDICTION OVER

SUCH PARTY AND ITS PROPERTY BY THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK, AND BY ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK, AND (ii) WAIVES ANY OBJECTION SUCH PARTY MIGHT NOW OR HEREAFTER HAVE OR ASSERT TO THE VENUE OF ANY SUCH PROCEEDING IN ANY COURT DESCRIBED IN CLAUSE (i) ABOVE OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM.

                  (b) EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT OR AGREEMENT.

                  (c) EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN PARAGRAPH (a) OF THIS SECTION 21 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY OTHER DAMAGES THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  (d) EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT NOR ATTORNEY OF THE INDENTURE TRUSTEE OR AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT INDENTURE TRUSTEE OR AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT EACH OF THE AGENT AND THE INDENTURE TRUSTEE HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                  SECTION 22. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein or in any related document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of OMI Note Trust 2003-A, in the exercise of the powers and authority conferred and vested in it under the related Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

                         [Signatures on following page.]

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

                           OMI NOTE TRUST 2003-A

                           By: Wilmington Trust Company, not individually, but solely in its capacity as Owner Trustee

                           By: _________________________________________________
                                Name: __________________________________________
                                Title:__________________________________________

                           CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Note Agent

                           By: _________________________________________________
                                Name: __________________________________________
                                Title:__________________________________________

                           By: _________________________________________________
                                Name: __________________________________________
                                Title:__________________________________________

                           JPMORGAN CHASE BANK, as Custodian and Indenture
                           Trustee

                           By: _________________________________________________
                                Name: __________________________________________
                                Title:__________________________________________

                           OAKWOOD ACCEPTANCE CORPORATION, LLC
                           as Seller and Subservicer

                           By: _________________________________________________
                                Name: __________________________________________
                                Title:__________________________________________

                           OAKWOOD SERVICING HOLDINGS CO., LLC
                           as Servicer

                           By: _________________________________________________
                                Name: __________________________________________
                                Title:__________________________________________

                                    Exhibit A

                           FORM OF JOINDER SUPPLEMENT

                                      A-1-

                                    Exhibit B

                                  BAILEE LETTER

                             [Custodian Letterhead]

                                                                __________, 20__

[NAME AND ADDRESS
OF INVESTOR OR
LENDER]

[NAME AND ADDRESS OF
ANY INVESTOR OR
LENDER'S CUSTODIAN]

         Re:      Purchase or Financing of Contracts and/or Mortgage Loans

                  We are forwarding the enclosed original Files for the Contracts and/or Mortgage Loans (the "Contracts and Mortgage Loans") described in the attached schedule along with other supporting documents and/or packages. A security interest in the Contracts and Mortgage Loans and related documents (collectively the "Documents") has been granted by __________ (the "Debtor") to _______ (the "Secured Party"). We are acting as custodian (the "Custodian") for the Secured Party. The Documents in your possession are to be held by you as a bailee for the benefit of the Secured Party, subject to direction and control by us and the Secured Party; and by your receipt of this letter you acknowledge the aforementioned security interest in the Contracts and Mortgage Loans, the legend affixed to the front page of each such related Document, and your duty to hold such Documents as a bailee as provided herein.

                  Please acknowledge receipt of this letter and the named documents, and your agreement to the terms hereof, by signing and returning the enclosed copy to: JPMorgan Chase Bank, 4 New York Plaza, Floor 6, New York, NY 10004, Attn: Institutional Trust Services. Failure to accept this letter will, however, in no event alter your status as bailee for the benefit of the Custodian and the Secured Party or excuse your compliance with the terms hereof. If you are unwilling to comply with the terms hereof, you are to immediately return the Files as to the Contracts and Mortgage Loans to the Custodian via return mail or overnight courier service.

                                            Sincerely,

                                            JPMorgan Chase Bank, as Custodian

                                    By:_________________________________________
                                       Name: ___________________________________
                                       Title:___________________________________

Received and Agreed to:

[Name of Investor/Lender]                  [Name of Investor/Lender's Custodian]

By:_______________________________         By:_______________________________
   Name: _________________________            Name: _________________________
   Title:_________________________            Title:_________________________

                                    Exhibit C

                                 DELIVERY LETTER

                                                   ____________, 20__

TO:      JPMorgan Chase Bank
         4 New York Plaza, Floor 6
         New York, NY  10004

ATTN: Institutional Trust Services

                  Pursuant to the terms of the Custodial Agreement, dated as of January 7, 2003, (the "Custodial Agreement"; defined terms used in this letter shall have the meanings assigned to them in the Custodial Agreement), among Oakwood Servicing Holdings Co., LLC, Oakwood Acceptance Corporation, LLC, JPMorgan Chase Bank, as Custodian and as Indenture Trustee for OMI Note Trust 2003-A Asset-Backed Notes, Series 2003-A, Credit Suisse First Boston, New York Branch, as Note Agent, OMI Note Trust 2003-A, and the other persons from time to time parties thereto, the undersigned Secured Party hereby directs the Custodian to deliver to such Secured Party or its designee at the address set forth below, all Files for [all Contracts and Mortgage Loans] [all File(s) for the Contracts and Mortgage Loans referred to in Exhibit A to this Delivery Letter], without recourse or warranty.

                  The File(s) shall be delivered in person to, or deposited with the United States Postal Service, by registered mail, postage prepaid, and addressed to:

                           Name

                           Address/P.O. Box

                           City, State, Zip Code

                           Attention: _______________________________

                                        Very truly yours,

                                        ______________________, as Secured Party
                                        By:_____________________________
                                        Its: ___________________________

                                    Exhibit A
                                       to
                                 DELIVERY LETTER

--------------------------------------------------------------------------------
                                                              Original Amount of
File Number     Name of Obligor       Date of Contract            Contract
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Exhibit D

                   SERVICING REQUEST FOR RELEASE OF DOCUMENTS

To:      [NAME OF CUSTODIAN]
         [ADDRESS OF CUSTODIAN]

             Re: Custodial Agreement, dated as of January 7, 2003, (the "Custodial Agreement"; defined terms used in this letter shall have the meanings assigned to them in the Custodial Agreement), among Oakwood Servicing Holdings Co., LLC, Oakwood Acceptance Corporation, LLC, JPMorgan Chase Bank, as Custodian and as Indenture Trustee for OMI Note Trust 2003-A Asset-Backed Notes, Series 2003-A, Credit Suisse First Boston, New York Branch, as Note Agent, OMI Note Trust 2003-A, and the other persons from time to time parties thereto

         In connection with the administration of the Files and related Documents held by you as Custodian for __________ (the "Secured Party"), we request the release, and acknowledge receipt, of the (File/specify documents) for the Contract(s)/Mortgage Loan(s) described below, for the reason(s) indicated.

Obligor's Name:

File Number:

Reason for Requesting Documents (check one)

______   1.       Receivable Paid in Full

______   2.       Foreclosure/Repossession

______   3.       Receivable liquidated by _______________________

______   4.       Other (explain) ______________________

If all or part of the Files was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified File.

                                    By:_________________________________________
                                       Name: ___________________________________
                                       Title:___________________________________

                                                        Date:_____________, 200_

cc:    [Secured Party]
       [address]

       [if to Indenture Trustee, with a copy to:
       Credit Suisse First Boston, New York Branch
       Eleven Madison Avenue
       New York, New York  10010
       Attention:  Asset Finance Department
       Telecopier No.: (212) 325-6677]

                                       D-2